UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 20, 2010 (December 17, 2010)

GASTAR EXPLORATION LTD.
(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 1080
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

The information described in Item 2.01 of this Current Report on Form 8-K relating to the Marcellus Acquisition as contemplated by the Purchase Agreement is hereby incorporated by reference into this Item 1.01.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of an Acquisition or Disposition of Assets.

As previously disclosed, on November 5, 2010, Gastar Exploration USA, Inc., a wholly owned subsidiary of Gastar Exploration Ltd. (collectively, the “Company”) entered into that certain purchase and sale agreement (the “Purchase Agreement”) with certain private sellers providing for the acquisition of approximately 62,000 net acres of leasehold in the Marcellus Shale concentrated in Preston, Randolph, Tucker and Pendleton Counties, West Virginia, including approximately 17,000 net acres held by production, as well as a natural gas gathering system consisting of 41 miles of six inch steel pipeline, an operated salt water disposal well and five producing conventional natural gas wells, currently producing at an average gross rate of 500 Mcf per day (the “Marcellus Acquisition”).

On December 17, 2010, the Company completed the Marcellus Acquisition for a purchase price of approximately $29.1 million.

There are no material relationships, other than in respect of this transaction, between the sellers and the Company or any of its subsidiaries or affiliates, or any director or officer of the Company, or any associate of any such director or officer.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On December 20, 2010, the Company issued a press release announcing the closing of the Marcellus Acquisition described in Item 2.01 of this Current Report on Form 8-K.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under this Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits filed or furnished as part of this Current Report.

Exhibit Number	Description of Document

10.1	Purchase and Sale Agreement, dated November 5, 2010, by and among MegaEnergy, Inc. and Saga Petroleum Corp. and Gastar Exploration USA, Inc.

99.1	Press Release dated December 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: December 20, 2010	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

10.1	Purchase and Sale Agreement, dated November 5, 2010, by and among MegaEnergy, Inc. and Saga Petroleum Corp. and Gastar Exploration USA, Inc.

99.1	Press Release dated December 20, 2010.